Exhibit 99.1

Proto Labs Reports Record Revenue and Net Income for the Third Quarter 2017

Quarterly Revenue Increases 12.7% to a Record $88.1 million

Quarterly Net Income Increases 10.3% to a Record $13.2 million

MAPLE PLAIN, Minn. – October 26, 2017 – Proto Labs, Inc. (NYSE: PRLB), a leading online and technology-enabled, quick-turn, on-demand manufacturer, today announced financial results for the third quarter ended September 30, 2017.

Third Quarter 2017 Highlights include:

●	Revenue for the third quarter of 2017 was $88.1 million, 12.7 percent above revenue of $78.2 million in the third quarter of 2016.
●	The number of unique product developers and engineers served totaled 16,909 in the third quarter of 2017, an increase of 18.5 percent over the third quarter of 2016.
●

Net income for the third quarter of 2017 was $13.2 million, or $0.49 per diluted share. Non-GAAP net income, excluding the after-tax expense of stock compensation, amortization of intangibles and unrealized foreign currency gains, was $15.0 million, or $0.56 per diluted share. See “Non-GAAP Financial Measures” below.

“We continued to drive strong performance in the third quarter, delivering record revenue for the third straight quarter,” said Vicki Holt, President and Chief Executive Officer. “Our investments in the business to support the needs of our customers are delivering returns with increasing operating margins and record earnings this quarter.”

Additional Third Quarter 2017 Highlights include:

●	Gross margin was 56.0 percent of revenue for the third quarter of 2017 compared with 57.2 percent for the third quarter of 2016.
●	Operating margin was 22.0 percent of revenue during the third quarter of 2017 compared to 21.7 percent for the third quarter of 2016.
●	The company generated $19.6 million in cash from operations during the third quarter of 2017.
●	Cash and investments balance increased to $227.8 million at September 30, 2017.

“Our concerted effort over the past couple of years to expand relationships with our customers continues to drive our performance. The U.S. and Europe, our two largest geographies, delivered record revenue levels as our focus on the customer continues to show positive signs. We continue to expand our capabilities and provide more of a total solution to help our customers get their products to market as efficiently and cost effectively as possible,” concluded Holt.

Non-GAAP Financial Measures

The company has included non-GAAP adjusted revenue growth that excludes the impact of changes in foreign currency exchange rates and non-GAAP adjusted revenue growth that excludes the impact of discontinued businesses in this press release to provide investors with additional information regarding the company’s financial results. Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has also included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, impairment on assets and facilities-related charges (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has also included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized foreign currency activity, impairment on assets, facilities-related charges and legal settlement (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income and revenues, the most directly comparable measures calculated and presented in accordance with GAAP. Non-GAAP net income is used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that non-GAAP net income provides useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its third quarter 2017 financial results today, October 26, 2017 at 8:30 a.m. ET. To access the call in the U.S. please dial 877-709-8150. Outside the U.S. please dial 201-689-8354. No participant code is required. A simultaneous webcast of the call will be available via the investor relations section of the Proto Labs website and the following link: https://edge.media-server.com/m6/p/epn5s29w. A replay will be available for 14 days following the call on the investor relations section of Proto Labs’ website.

About Proto Labs, Inc.

Proto Labs is the world’s fastest digital manufacturing source for custom prototypes and low-volume production parts. The technology-enabled company uses advanced 3D printing, CNC machining and injection molding technologies to produce parts within days. The result is an unprecedented speed-to-market value for product designers and engineers worldwide. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Proto Labs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Proto Labs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Proto Labs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Proto Labs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Contacts:

Investor Relations:

Daniel Schumacher, 763-479-7240

daniel.schumacher@protolabs.com

John Way, 763-479-7726

john.way @protolabs.com

Media Relations:

Bill Dietrick, 763-479-7664

bill.dietrick@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	December 31,
	2017	2016
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$119,283	$68,795
Short-term marketable securities	53,201	39,477
Accounts receivable, net	46,276	34,060
Inventory	9,789	9,310
Income taxes receivable	-	445
Other current assets	6,280	5,697
Total current assets	234,829	157,784

Property and equipment, net	153,512	139,474
Long-term marketable securities	55,351	84,479
Goodwill	28,916	28,916
Other intangible assets, net	2,261	2,655
Other long-term assets	2,701	933
Total assets	$477,570	$414,241

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$13,130	$11,322
Accrued compensation	11,366	7,670
Accrued liabilities and other	7,463	4,435
Income taxes payable	3,804	-
Total current liabilities	35,763	23,427

Long-term deferred tax liabilities	7,721	7,003
Other long-term liabilities	4,247	3,978

Shareholders' equity	429,839	379,833
Total liabilities and shareholders' equity	$477,570	$414,241

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenue
Injection Molding	$49,480	$46,445	$144,187	$134,376
CNC Machining	27,166	21,781	73,318	60,510
3D Printing	11,102	9,850	32,061	28,059
Other	357	97	746	2,757
Total revenue	88,105	78,173	250,312	225,702

Cost of revenue	38,793	33,448	109,358	99,077
Gross profit	49,312	44,725	140,954	126,625

Operating expenses
Marketing and sales	13,846	11,787	41,463	34,182
Research and development	5,877	5,976	17,784	17,110
General and administrative	10,222	10,020	28,256	28,397
Total operating expenses	29,945	27,783	87,503	79,689
Income from operations	19,367	16,942	53,451	46,936
Other income, net	291	625	1,779	2,342
Income before income taxes	19,658	17,567	55,230	49,278
Provision for income taxes	6,438	5,585	17,724	15,943
Net income	$13,220	$11,982	$37,506	$33,335

Net income per share:
Basic	$0.50	$0.45	$1.41	$1.27
Diluted	$0.49	$0.45	$1.40	$1.26

Shares used to compute net income per share:
Basic	26,617,349	26,416,041	26,600,174	26,334,738
Diluted	26,802,034	26,609,878	26,716,553	26,539,078

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30,
	2017	2016
Operating activities
Net income	$37,506	$33,335
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,539	12,831
Stock-based compensation expense	6,159	5,260
Deferred taxes	715	495
Amortization of held-to-maturity securities	851	881
Loss on impairment of assets	-	455
Other	21	(1,381)
Changes in operating assets and liabilities	209	6,266
Net cash provided by operating activities	59,000	58,142

Investing activities
Purchases of property and equipment	(24,164)	(30,981)
Purchases of marketable securities	(20,037)	(56,213)
Proceeds from maturities of marketable securities	34,090	45,907
Purchases of other investments	(514)	-
Net cash used in investing activities	(10,625)	(41,287)

Financing activities
Acquisition-related contingent consideration	-	(400)
Proceeds from exercises of stock options and other	5,749	4,168
Repurchases of common stock	(4,410)	-
Net cash provided by financing activities	1,339	3,768
Effect of exchange rate changes on cash and cash equivalents	774	(58)
Net increase in cash and cash equivalents	50,488	20,565
Cash and cash equivalents, beginning of period	68,795	47,653
Cash and cash equivalents, end of period	$119,283	$68,218

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized loss (gain) on foreign currency, legal settlement, impairment on assets and charges related to the exit of facilities

GAAP net income	$13,220	$11,982	$37,506	$33,335
Add back:
Stock-based compensation expense	2,201	1,719	6,159	5,260
Amortization expense	106	163	394	520
Impairment on assets	-	-	-	455
Facilities-related charges	-	731	-	1,150
Unrealized loss (gain) on foreign currency	266	(330)	(83)	(1,460)
Legal settlement	-	-	(417)	-
Total adjustments [1]	2,573	2,283	6,053	5,925
Income tax benefits on adjustments [2]	(747)	(743)	(1,824)	(2,054)
Non-GAAP net income	$15,046	$13,522	$41,735	$37,206

Non-GAAP net income per share:
Basic	$0.57	$0.51	$1.57	$1.41
Diluted	$0.56	$0.51	$1.56	$1.40

Shares used to compute non-GAAP net income per share:
Basic	26,617,349	26,416,041	26,600,174	26,334,738
Diluted	26,802,034	26,609,878	26,716,553	26,539,078

  [1] Stock-based compensation expense, amortization expense, impairment on assets, facilities-related charges, unrealized gain on foreign currency and legal settlement were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Cost of revenue	$263	$558	$698	$999
Marketing and sales	417	250	1,024	741
Research and development	295	310	796	1,084
General and administrative	1,332	1,495	4,035	4,561
Other income, net	266	(330)	(500)	(1,460)
Total adjustments	$2,573	$2,283	$6,053	$5,925

[2] For the three months ended September 30, 2017 and 2016, income tax effects were calculated reflecting an effective GAAP tax rate of 32.8% and 31.8%, respectively, and an effective non-GAAP tax rate of 32.3% and 31.9%, respectively. For the nine months ended September 30, 2017 and 2016, income tax effects were calculated reflecting an effective GAAP tax rate of 32.1% and 32.4%, respectively, and an effective non-GAAP tax rate of 31.9% and 32.6%, respectively. Our non-GAAP tax rates for the three and nine months ended September 30, 2017 and 2016 differ from our GAAP tax rates for the same periods due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenue	$88,105	$78,173	$250,312	$225,702
Income from operations	19,367	16,942	53,451	46,936
GAAP operating margin	22.0%	21.7%	21.4%	20.8%
Add back:
Stock-based compensation expense	2,201	1,719	6,159	5,260
Amortization expense	106	163	394	520
Impairment on assets	-	-	-	455
Facilities-related charges	-	731	-	1,150
Total adjustments	2,307	2,613	6,553	7,385
Non-GAAP income from operations adjusted for stock-based compensation expense, amortization expense, impairment on assets and facilities-related charges	$21,674	$19,555	$60,004	$54,321
Non-GAAP operating margin	24.6%	25.0%	24.0%	24.1%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

				Three Months Ended
	Three Months Ended September 30, 2017			September 30, 2016%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$67,490	$-	$67,490	$59,574	13.3%	13.3%
Europe	18,094	(657)	17,437	15,610	15.9%	11.7%
Japan	2,521	211	2,732	2,989	-15.7%	-8.6%
Total Revenue	$88,105	$(446)	$87,659	$78,173	12.7%	12.1%

				Nine Months Ended
	Nine Months Ended September 30, 2017			September 30, 2016%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$191,019	$-	$191,019	$169,364	12.8%	12.8%
Europe	51,224	1,144	52,368	48,518	5.6%	7.9%
Japan	8,069	256	8,325	7,820	3.2%	6.5%
Total Revenue	$250,312	$1,400	$251,712	$225,702	10.9%	11.5%

[1] Revenue growth for the three- and nine-month periods ended September 30, 2017 has been recalculated using 2016 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] This column presents the percentage change from GAAP revenue growth for the three- and nine-month periods ended September 30, 2016 to GAAP revenue growth for the three- and nine-month periods ended September 30, 2017.

[3] This column presents the percentage change from GAAP revenue growth for the three- and nine-month periods ended September 30, 2016 (calculated using the foreign currency exchange rates in effect during those periods) to non-GAAP revenue growth for the three- and nine-month periods ended September 30, 2017 (as recalculated using 2016 foreign currency exchange rates in order to provide a constant currency comparison).

	Three Months Ended			Three Months Ended				% Change
	September 30, 2017			September 30, 2016%				Adjusted
	GAAP	Adjustments[4]	Non-GAAP	GAAP	Adjustments[4]	Non-GAAP	Change	Revenue
Revenues
Injection Molding	$49,480	$-	$49,480	$46,445	$(1,100)	$45,345	6.5%	9.1%
CNC Machining	27,166	-	27,166	21,781	-	21,781	24.7%	24.7%
3D Printing	11,102	-	11,102	9,850	(69)	9,781	12.7%	13.5%
Other	357	-	357	97	-	97	268.0%	268.0%
Total Revenue	$88,105	$-	$88,105	$78,173	$(1,169)	$77,004	12.7%	14.4%

	Nine Months Ended			Nine Months Ended				% Change
	September 30, 2017			September 30, 2016%				Adjusted
	GAAP	Adjustments[4]	Non-GAAP	GAAP	Adjustments[4]	Non-GAAP	Change	Revenue
Revenues
Injection Molding	$144,187	$(550)	$143,637	$134,376	$(2,419)	$131,957	7.3%	8.9%
CNC Machining	73,318	-	73,318	60,510	-	60,510	21.2%	21.2%
3D Printing	32,061	-	32,061	28,059	(241)	27,818	14.3%	15.3%
Other	746	-	746	2,757	(1,784)	973	-72.9%	-23.3%
Total Revenue	$250,312	$(550)	$249,762	$225,702	$(4,444)	$221,258	10.9%	12.9%

[4] Revenue growth for the three- and nine-month periods ended September 30, 2017 and 2016 has been recalculated to exclude revenue earned from two discontinued manufacturing processes, Metal Injection Molding (MIM) and Magnesium Thixomolding (Thixo), discontinued non-core resin resale business and unprofitable Alphaform 3D Printing contracts.

Proto Labs, Inc.
Revenue by Geography
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenue:
United States	$67,490	$59,574	$191,019	$169,364
Europe	18,094	15,610	51,224	48,518
Japan	2,521	2,989	8,069	7,820
Total Revenue	$88,105	$78,173	$250,312	$225,702

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Unique product developers and engineers served	16,909	14,271	31,307	26,528

Note: the information above includes unique product developers and engineers who purchased our 3D Printed products in the United States and Europe through our web-based customer interface.  The information does not include 3D Printing and Injection Molding customers resulting from the Alphaform acquisition who do not utilize our web-based customer interface.